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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: DECEMBER 6, 2000

               DATE OF EARLIEST EVENT REPORTED: NOVEMBER 29, 2000


                                CAREMARK RX, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)



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
          Delaware                                0-27276                               63-1151076
       ----------------                      ------------------                         ----------
(State of incorporation)                  (Commission File Number)           (IRS Employer Identification No.)
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           3000 Galleria Tower
                Suite 1000
           Birmingham, Alabama                                 35244
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(Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (205) 733-8996


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         ITEM 4.  CHANGES IN CERTIFYING ACCOUNTANT.

         (a)      Information Required by Item 304(a)(1) of Regulation S-K.

                  (i) On November 29, 2000, Caremark Rx, Inc. (NYSE: CMX), dismissed Ernst & Young LLP ("Ernst & Young") as the Company's independent public accountants .

                  (ii) The reports of Ernst & Young on the Company's financial statements for the fiscal years ended December 31, 1998 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company, and approved by the Board of Directors of the Company.

                  (iv) In connection with the audits of the Company's financial statements for each of the fiscal years ended December 31, 1998 and December 31, 1999, and in the subsequent interim periods, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to such matter in connection with its report.

                  (v) During the two most recent fiscal years and through the date of dismissal there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (b) On November 29, 2000 the Audit Committee of the Board of Directors approved the engagement of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants for its fiscal year ending December 31, 2000. During the two most recent fiscal years and through the date of engagement, the Company has not consulted with Arthur Andersen on items regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements; or (3) the subject matter of any disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) with the Company's former auditor.

         The Company has furnished Ernst & Young with a copy of the foregoing disclosure and requested Ernst & Young to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of Ernst & Young to the Securities and Exchange Commission, dated December 6, 2000, is filed as Exhibit 16 hereto.


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         ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

         16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated December 6, 2000.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         Date: December 6, 2000            CAREMARK RX, INC.



                                            By: /s/ Howard A. McLure
                                               --------------------------------
                                                 Howard A. McLure
                                                 Executive Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX



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Exhibit
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16       Letter from Ernst & Young LLP to the Securities and Exchange Commission
         dated December 6, 2000 regarding change in certifying accountant.
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